MUNDOVAL FUND
GLOBAL VALUE INVESTING

ADVISOR'S UPDATE 4th Quarter 2009

Overview:

In 2009, the Mundoval Fund outperformed the MSCI World Index and the S&P 500 Index by 3.86% and 7.39%, respectively.

Consistent with the Fund's value approach, holdings BASF and Mobile TeleSystems were sold from the portfolio in the fourth quarter, as they reached what the investment adviser believed was their fair value.

New businesses purchased during the quarter include credit rating company, Moody's Corporation; for-profit educational services provider, Apollo Group; and Boston Scientific, a leading medical device manufacturer.

Outlook:

Despite recent volatility in global capital markets and a decade of lackluster performance from common stocks, history shows that satisfactory rates of return may be available to patient investors who endure short-term volatility.

According to Jeremy Siegel, author of *Stocks for the Long Run*, 13 decade-long periods of negative returns for common stocks have occurred since 1871. In the ten years following each of the 13 negative decades however, total returns averaged more than 10 percent per year, reminding us that investing is a marathon, not a sprint .

Further, capital markets began the past decade at historically expensive valuation levels. According to Morningstar, in January of 2000, the S&P 500 Index sold for close to 45 times earnings a month removed from its record high. Businesses like Microsoft and General Electric were richly priced at 72 and 47 times earnings.

Today, these businesses sell at levels closer to their historical norms, with prices closer to 15-20 times earnings. We believe this return to more reasonable valuations, plus the long-term trends in common stock pricing noted above may provide investment opportunities for satisfactory long-term rates of return going forward.

Thank you for your continued support and confidence.

- Arthur Q. Johnson, CFA

INVESTMENT OBJECTIVES

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses. The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors:

- Concentrated, conviction-based portfolio weightings
- Multi-year investment horizon with low turnover
- Portfolio Manager invested alongside clients

TOP 10 HOLDINGS As of December 31, 2009

3M Co.	4.48%
Sanofi Aventis ADR	4.21%
Ingersoll-Rand Co., Ltd.	4.20%
Unilever Plc. ADR	3.75%
Microsoft Corp.	3.74%
Pfizer, Inc.	3.72%
Cisco Systems, Inc.	3.67%
WellPoint Health Net	3.57%
Illinois Tool Works, Inc.	3.43%
AstraZeneca Plc.	3.36%
Total Holdings	42
Total Assets Under Management	$9.78 Mil

PERFORMANCE Avg. Annualized Returns as of December 31, 2009

	Since Inception*	5 Year	3 Year	1 Year	Latest 3 Months **
Mundoval Fund	5.44%	4.20%	-2.23%	33.85%	5.11%
MSCI World Index	4.20%	2.01%	-5.63%	29.99%	4.07%
S&P 500	2.03%	0.42%	-5.62%	26.46%	6.04%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* Fund Inception September 3, 2004.
**Total Return not shown as an annualized value.

INVESTMENT ADVISOR

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com